    As Filed With the Securities and Exchange Commission on August 10, 1994
                                                 Registration No. 33-

- --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                             --------------------

                                ADVANTA CORP.
              --------------------------------------------------
              (Exact name of issuer as specified in its charter)

        Delaware                               23-1462070
- -------------------------             ----------------------------------
 (State of Incorporation)            (I.R.S. Employer Identification No.)

Brandywine Corporate Center, 650 Naamans Road, Claymont Delaware       19703
- ----------------------------------------------------------------       -----
        (Address of Principal Executive Offices)                    (Zip Code)

                                 ADVANTA CORP.
                                 -------------
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------
                           (Full title of the Plan)

                           Gene S. Schneyer, Esquire
                                 Advanta Corp.
                         Five Horsham Business Center
                      300 Welsh Road. Horsham,  PA  19044
                                (215) 657-4000
- --------------------------------------------------------------------------------
           (Name, address and telephone number, including area code,
                             of agent for service)

                                 CALCULATION OF REGISTRATION FEE
===========================================================================================================
Title of Securities     Amount to be      Proposed Maximum          Proposed Maximum          Amount of
to be Registered        Registered(1)     Offering Price Per        Aggregate Offering        Registration
                                          Share (2)                 Price (2)                 Fee
- -----------------------------------------------------------------------------------------------------------
Class B
Common Stock,
$.01 par value.....      50,000           $28.125                   $1,406,250                $485.00
- -----------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers such additional shares as may hereinafter be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without the receipt of consideration.

(2) Determined in accordance with Rule 457(h) solely for the purpose of calculating the Registration Fee, based upon the average of the high and low prices of the Class B Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on August 8, 1994.

  EXCEPT AS AMENDED AND SUPERSEDED HEREBY, THE REGISTRANT HEREBY INCORPORATES BY REFERENCE HEREIN THE CONTENTS OF THE REGISTRANT'S REGISTRATION STATEMENT ON
                         FORM S-8 (FILE NO. 33-47305).

         PART II:  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         As required by the Securities and Exchange Commission (the "Commission"), the Registrant hereby incorporates by reference the following documents which have been filed with the Commission:

         (a) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993;

         (b) the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1994;

         (c) the Registrant's Current Reports on Form 8-K dated January 26, 1994, April 19, 1994 and July 20, 1994; and

         (d) the description of the Registrant's Class B Common Stock which is contained in the Registration Statement on Form 8-A, dated April 22, 1992, filed by the Company to register such securities under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), File No. 0-14120, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a Post-Effective Amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or any subsequently filed document which is deemed to be incorporated by reference herein modified or supersedes such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 8.  EXHIBITS.

         4.1. Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 4.1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 33-53475), as filed with the Securities and Exchange Commission on June 10, 1994).

         4.2. By-Laws of Registrant, as amended (incorporated by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989).

         5.      Opinion of Gene S. Schneyer, Esquire (filed herewith).

         15.     Not applicable.

         23.1.   Consent of Arthur Andersen & Co. (filed herewith).

         23.2. Consent of Gene S. Schneyer, Vice President, Secretary and General Counsel (included in Exhibit 5).

         24.     Powers of Attorney (included on signature page).

         27.     Not applicable.

         28.     Not applicable.

         99.     Not Applicable.

ITEM 9.  UNDERTAKINGS.

         (a)     The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a Post-Effective Amendment to this Registration Statement:

                          (i)  To include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

                          (ii)  To reflect in the prospectus any facts or
events arising after the effective date of the Registration Statement (or the most recent Post-Effective Amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii)  To include any material information with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and
(a)(1)(ii) do not apply if the information required to be included in a Post-Effective Amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such Post-Effective Amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a Post-Effective Amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or processing) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    EXPERTS

         The consolidated financial statements and schedules incorporated by reference in this Registration Statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their reports with respect thereto, and are incorporated herein in reliance upon the authority of said firm as experts in giving said reports.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Horsham Township, Montgomery County, Commonwealth of Pennsylvania, on August 9, 1994.

                             Advanta Corp.


                             By:      /s/ Richard A. Greenawalt
                                      ---------------------------------------
                                      Richard A. Greenawalt, President,
                                      Chief Operating  Officer and Director

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Dennis Alter, Richard A. Greenawalt, Warren W. Kantor, John J. Calamari, David D. Wesselink and Gene S. Schneyer, or any of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and on his or her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                                                            Date
         ---------                                                            ----
/s/ Dennis A. Alter                                                          August 9, 1994
- -------------------------------------------                         ----------------------------
Dennis Alter
Chairman of the Board, Chief Executive
Officer and Director


/s/ Richard A. Greenawalt                                                    August 9, 1994
- -------------------------------------------                         ----------------------------
Richard A. Greenawalt
President, Chief Operating
Officer and Director


/s/ Alex W. Hart                                                             August 9, 1994
- -------------------------------------------                         ----------------------------
Alex W. Hart
Executive Vice Chairman and
Director

/s/ David D. Wesselink                                                       August 9, 1994
- --------------------------------------------                        ----------------------------
David D. Wesselink
Senior Vice President and Chief
Financial Officer


/s/ John J. Calamari                                                         August 9, 1994
- -------------------------------------------                         ----------------------------
John J. Calamari
Vice President, Finance, and
Chief Accounting Officer



/s/ Arthur P. Bellis                                                         August 9, 1994
- -------------------------------------------                         ----------------------------
Arthur P. Bellis, Director



/s/ Max Botel                                                                August 9, 1994
- -------------------------------------------                         ----------------------------
Max Botel, Director



/s/ Richard J. Braemer                                                       August 9, 1994
- -------------------------------------------                         ----------------------------
Richard J. Braemer, Director



/s/ Anthony P. Brenner                                                       August 9, 1994
- -------------------------------------------                         ----------------------------
Anthony P. Brenner, Director



/s/ William C. Dunkelberg                                                    August 9, 1994
- -------------------------------------------                         ----------------------------
William C. Dunkelberg, Director



/s/ Ronald J. Naples                                                         August 9, 1994
- -------------------------------------------                         ----------------------------
Ronald J. Naples, Director



/s/ Phillip A. Turberg                                                       August 9, 1994
- -------------------------------------------                         ----------------------------
Phillip A. Turberg, Director



/s/ Warren W. Kantor                                                         August 9, 1994
- -------------------------------------------                         ----------------------------
Warren W. Kantor
Vice Chairman and Director

                                 EXHIBIT INDEX

Item

4.1. Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 4.1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 33-53475), as filed with the Securities and Exchange Commission on June 10,
         1994).

4.2. By-Laws of Registrant, as amended (incorporated by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989).

5.       Opinion of Gene S. Schneyer, Esquire (filed herewith).

15.      Not applicable.

23.1.    Consent of Arthur Andersen & Co. (filed herewith).

23.2. Consent of Gene S. Schneyer, Vice President, Secretary and General Counsel (included in Exhibit 5).

24.      Powers of Attorney (included on signature page).

27.      Not applicable.

28.      Not applicable.

99.      Not applicable.